                              POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned the Chief Financial Officer and an Executive Vice President of John Nuveen & Co. Incorporated, a Delaware corporation, hereby constitutes and appoints Larry
W. Martin, Morrison C. Warren and Gifford R. Zimmerman, and each of them (with full power to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or any successor form required to be filed by Nuveen Unit Trusts under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, Form N-8B-2 under the Investment Company Act of 1940 or any successor form including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to any series of the Nuveen Unit Trusts whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys, and each of them, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned, Chief Financial Officer and Executive Vice President of John Nuveen & Co. Incorporated, has hereunto set his had this 20th day of March, 1997.


                                         -----------------------------------
                                         Signature


                                         John P. Amboian
                                         -----------------------------------
                                         Print Name

STATE OF __________________ )


COUNTY OF ________________ )


     On this ______ day of ________________, John P. Amboian personally appeared before me, a Notary Public in and for said County and State, who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


                                         -----------------------------------
                                         Notary Public

My Commission Expires

                              POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned the President, Chief Operating Officer and Director of John Nuveen & Co. Incorporated, a Delaware corporation, hereby constitutes and appoints Larry W. Martin, Morrison C. Warren and Gifford R. Zimmerman, and each of them (with full power to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or any successor form required to be filed by Nuveen Unit Trusts under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, Form N-8B-2 under the Investment Company Act of 1940 or any successor form including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to any series of the Nuveen Unit Trusts whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys, and each of them, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned, President, Chief Operating Officer and Director of John Nuveen & Co. Incorporated, has hereunto set his had this 20th day of March, 1997.


                                         -----------------------------------
                                         Signature


                                         Anthony T. Dean
                                         -----------------------------------
                                         Print Name

STATE OF __________________ )


COUNTY OF _______________ )

     On this ______ of ________________, Anthony T. Dean personally appeared before me, a Notary Public in and for said County and State, who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


                                              --------------------------------
                                              Notary Public

My Commission Expires

                              POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned the Chairman of the Board of Directors, Chief Executive Officer and Director of John Nuveen & Co. Incorporated, a Delaware corporation, hereby constitutes and appoints Larry W. Martin, Morrison C. Warren and Gifford R. Zimmerman, and each of them (with full power to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or any successor form required to be filed by Nuveen Unit Trusts under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, Form N-8B-2 under the Investment Company Act of 1940 or any successor form including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to any series of the Nuveen Unit Trusts whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys, and each of them, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned, Chairman of the Board of Directors, Chief Executive Officer and Director of John Nuveen & Co. Incorporated, has hereunto set his had this 20th day of March, 1997.

                                         -----------------------------------
                                         Signature


                                         Timothy R. Schwertfeger
                                         -----------------------------------
                                         Print Name

STATE OF __________________)


COUNTY OF _______________)


     On this ______ of ________________, Timothy R. Schwertfeger personally appeared before me, a Notary Public in and for said County and State, who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


                                            ----------------------------------
                                            Notary Public

My Commission Expires

                             POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned the Vice President and Controller of John Nuveen & Co. Incorporated, a Delaware corporation, hereby constitutes and appoints Larry W. Martin, Morrison C. Warren and Gifford R. Zimmerman, and each of them (with full power to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or any successor form required to be filed by Nuveen Unit Trusts under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, Form N-8B-2 under the Investment Company Act of 1940 or any successor form including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to any series of the Nuveen Unit Trusts whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys, and each of them, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned, Vice President and Controller of John Nuveen & Co. Incorporated, has hereunto set his had this 20th day of March, 1997.


                                         -----------------------------------
                                         Signature


                                         O. Walter Renfttlen
                                         -----------------------------------
                                         Print Name

STATE OF __________________ )


COUNTY OF _______________ )

     On this ______ of ________________, O. Walter Renfttlen personally appeared before me, a Notary Public in and for said County and State, who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


                                        ---------------------------------
                                        Notary Public

My Commission Expires